BNY Mellon Global Fixed Income Fund
SCHEDULE OF INVESTMENTS
September 30, 2025 (Unaudited)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 97.6%
Australia — 2.7%
Australia, Sr. Unscd. Bonds, Ser. 140	AUD	4.50	4/21/2033	22,400,000	15,251,327
Australia, Sr. Unscd. Bonds, Ser. 150	AUD	3.00	3/21/2047	5,240,000	2,607,173
New South Wales Treasury Corp., Govt. Gtd. Notes	AUD	1.75	3/20/2034	8,862,000	4,656,298
New South Wales Treasury Corp., Govt. Gtd. Notes	AUD	2.00	3/8/2033	19,591,000	10,910,875
New South Wales Treasury Corp., Govt. Gtd. Notes	AUD	4.25	2/20/2036	10,116,000	6,323,191
New South Wales Treasury Corp., Govt. Gtd. Notes	AUD	4.75	2/20/2035	4,848,000	3,198,105
New South Wales Treasury Corp., Govt. Gtd. Notes	AUD	4.75	2/20/2037	7,835,600	5,043,271
Queensland Treasury Corp., Govt. Gtd. Bonds(b)	AUD	1.75	7/20/2034	9,979,000	5,159,600
Queensland Treasury Corp., Govt. Gtd. Bonds	AUD	2.00	8/22/2033	9,256,000	5,058,876
Queensland Treasury Corp., Govt. Gtd. Bonds(b)	AUD	4.50	8/22/2035	9,700,000	6,205,396
Treasury Corp. of Victoria, Govt. Gtd. Bonds	AUD	2.00	9/17/2035	8,814,000	4,472,324
Treasury Corp. of Victoria, Govt. Gtd. Notes	AUD	4.75	9/15/2036	41,354,000	26,659,047
					95,545,483
Austria — .6%
Austria, Sr. Unscd. Bonds(b)	EUR	2.90	2/20/2034	9,875,000	11,596,686
Kommunalkredit Austria AG, Sr. Notes	EUR	4.25	4/1/2031	2,800,000	3,361,615
Raiffeisen Bank International AG, Sub. Notes	EUR	2.88	6/18/2032	5,300,000	6,189,174
					21,147,475
Belgium — .2%
Belgium, Sr. Unscd. Notes, Ser. 98(b)	EUR	3.30	6/22/2054	6,825,000	6,871,465
Bermuda — .5%
Athora Holding Ltd., Sub. Notes	EUR	5.88	9/10/2034	7,100,000	9,072,528
RLGH Finance Bermuda Ltd., Gtd. Notes		8.25	7/17/2031	7,045,000	8,020,404
					17,092,932
Brazil — 2.6%
Brazil Notas do Tesouro Nacional, Notes, Ser. F	BRL	10.00	1/1/2033	342,150,000	54,199,733
Brazil Notas do Tesouro Nacional, Notes, Ser. F	BRL	10.00	1/1/2035	262,740,000	40,407,891
					94,607,624
Canada — 1.7%
Canada, Bonds	CAD	3.25	9/1/2028	17,600,000	12,900,849
Canada, Bonds	CAD	3.25	12/1/2034	6,928,000	5,024,978
Ford Auto Securitization Trust II, Ser. 2022-AA, Cl. A3(b)	CAD	5.40	9/15/2028	11,382,000	8,351,871
Magna International, Inc., Sr. Unscd. Notes	EUR	3.63	5/21/2031	3,865,000	4,576,538
Province of Alberta Canada, Unscd. Bonds	CAD	4.45	12/1/2054	4,176,000	2,995,786
Province of Alberta Canada, Unscd. Debs.	CAD	3.10	6/1/2050	4,172,000	2,388,295
Province of Ontario Canada, Sr. Unscd. Notes	CAD	4.15	12/2/2054	11,261,000	7,711,564
Province of Ontario Canada, Sr. Unscd. Notes	CAD	4.60	12/2/2055	21,393,000	15,803,335
					59,753,216
Cayman Islands — .4%
Octagon 61 Ltd., Ser. 2023-2A, Cl. A1R, (3 Month TSFR +1.40%)(b),(c)		5.73	4/20/2038	7,900,000	7,941,625
Regatta XXV Funding Ltd. CLO, Ser. 2023-1A, Cl. A1R, (3 Month TSFR +1.34%)(b),(c)		5.67	7/15/2038	5,775,000	5,803,344
					13,744,969
China — 3.7%
China, Bonds, Ser. INBK	CNY	1.61	2/15/2035	492,050,000	67,804,493
China, Bonds, Ser. INBK	CNY	1.92	1/15/2055	406,020,000	52,961,477

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 97.6% (continued)
China — 3.7% (continued)
China, Bonds, Ser. INBK	CNY	3.00	10/15/2053	30,610,000	4,975,950
China, Bonds, Ser. INBK	CNY	3.73	5/25/2070	39,170,000	7,712,777
					133,454,697
Colombia — .7%
Colombian TES, Bonds, Ser. B	COP	13.25	2/9/2033	95,500,000,000	26,362,142
Czechia — .1%
Czech Republic, Sr. Unscd. Bonds, Ser. 156	CZK	3.00	3/3/2033	96,730,000	4,268,692
Denmark — .1%
Denmark, Bonds, Ser. 31Y	DKK	4.50	11/15/2039	14,250,000	2,718,370
Finland — .1%
Finland, Sr. Unscd. Bonds, Ser. 10Y(b)	EUR	3.00	9/15/2033	3,750,000	4,440,190
France — 2.5%
Electricite de France SA, Sr. Unscd. Notes	EUR	4.63	1/25/2043	1,100,000	1,282,185
Electricite de France SA, Sr. Unscd. Notes	EUR	4.75	6/17/2044	2,400,000	2,830,409
France, Bonds, Ser. OAT(b)	EUR	3.00	5/25/2033	26,150,000	30,308,521
France, Bonds, Ser. OAT(b)	EUR	3.25	5/25/2055	8,625,000	8,298,365
France, Bonds, Ser. OAT(b)	EUR	4.00	10/25/2038	11,685,000	14,059,660
Kering SA, Sr. Unscd. Notes(d)	EUR	3.63	9/5/2031	7,100,000	8,462,821
Orange SA, Sr. Unscd. Notes	EUR	3.50	5/19/2035	2,600,000	3,057,161
Pernod Ricard SA, Sr. Unscd. Notes(d)	EUR	3.25	3/3/2032	4,000,000	4,685,353
Pernod Ricard SA, Sr. Unscd. Notes	EUR	3.63	5/7/2034	1,900,000	2,246,036
Suez SACA, Sr. Unscd. Notes	EUR	5.00	11/3/2032	4,200,000	5,366,585
TotalEnergies Capital International SA, Gtd. Notes	EUR	3.85	3/3/2045	6,600,000	7,282,718
					87,879,814
Germany — 1.0%
Aareal Bank AG, Sub. Notes	EUR	5.63	12/12/2034	3,900,000	4,810,276
Deutsche Bahn AG, Sr. Unscd. Notes	EUR	0.63	4/15/2036	5,370,000	4,809,925
Deutsche Bahn AG, Sr. Unscd. Notes	EUR	0.63	12/8/2050	3,010,000	1,729,429
Deutsche Bahn AG, Sr. Unscd. Notes	EUR	1.13	5/29/2051	3,920,000	2,539,028
Deutsche Bahn AG, Sr. Unscd. Notes	EUR	1.38	3/3/2034	2,416,000	2,489,307
Deutsche Bahn AG, Sr. Unscd. Notes	EUR	1.63	8/16/2033	6,970,000	7,425,958
Deutsche Bahn AG, Sr. Unscd. Notes	EUR	1.88	5/24/2030	6,457,000	7,355,065
Deutsche Telekom AG, Sr. Unscd. Notes	EUR	3.63	2/3/2045	3,580,000	3,917,585
Merck KGaA, Jr. Sub. Notes(d)	EUR	3.88	8/27/2054	1,400,000	1,661,831
					36,738,404
Greece — .1%
Hellenic Republic, Sr. Unscd. Notes(b)	EUR	4.38	7/18/2038	3,438,000	4,333,563
Hungary — .0%
Hungary, Bonds, Ser. 33A	HUF	2.25	4/20/2033	710,000	1,584
Indonesia — .2%
Indonesia, Bonds, Ser. FR83	IDR	7.50	4/15/2040	109,930,000,000	7,021,272
Ireland — .4%
Ireland, Unscd. Bonds	EUR	2.60	10/18/2034	3,950,000	4,511,358
Sequoia Logistics DAC, Ser. 2025-1A, Cl. B, (3 Month EURIBOR +1.75%)(b),(c)	EUR	3.79	2/17/2037	7,793,000	9,175,383
					13,686,741
Italy — 3.8%
Autostrade per l’Italia SpA, Sr. Unscd. Notes	EUR	4.63	2/28/2036	3,835,000	4,703,897
Eni SpA, Sr. Unscd. Notes(b)		5.50	5/15/2034	4,609,000	4,743,737
Eni SpA, Sr. Unscd. Notes(b)		5.95	5/15/2054	5,459,000	5,460,934

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 97.6% (continued)
Italy — 3.8% (continued)
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds, Ser. 10Y	EUR	4.40	5/1/2033	51,375,000	65,250,644
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Notes, Ser. 30Y(b)	EUR	4.30	10/1/2054	48,495,000	55,942,243
					136,101,455
Japan — 4.0%
Japan (20 Year Issue), Bonds, Ser. 183	JPY	1.40	12/20/2042	3,756,900,000	21,826,098
Japan (20 Year Issue), Bonds, Ser. 184	JPY	1.10	3/20/2043	1,066,400,000	5,861,418
Japan (30 Year Issue), Bonds, Ser. 66	JPY	0.40	3/20/2050	606,600,000	2,326,853
Japan (30 Year Issue), Bonds, Ser. 69	JPY	0.70	12/20/2050	782,050,000	3,186,093
Japan (30 Year Issue), Bonds, Ser. 83	JPY	2.20	6/20/2054	9,190,000,000	51,960,830
Japan (40 Year Issue), Bonds, Ser. 15	JPY	1.00	3/20/2062	1,473,600,000	5,351,250
Japan (40 Year Issue), Bonds, Ser. 17	JPY	2.20	3/20/2064	10,000,000,000	51,911,067
					142,423,609
Jersey — .8%
AA Bond Co. Ltd., Sr. Scd. Notes, Ser. A8	GBP	5.50	7/31/2027	5,400,000	7,310,926
Aptiv Swiss Holdings Ltd., Gtd. Notes		3.10	12/1/2051	2,830,000	1,797,702
Ballyrock 24 Ltd. CLO, Ser. 2023-24A, Cl. A1R, (3 Month TSFR +1.32%)(b),(c)		5.65	7/15/2038	5,420,000	5,439,273
Heathrow Funding Ltd., Sr. Scd. Notes	EUR	1.88	3/14/2034	2,845,000	2,900,084
Invesco US Ltd. CLO, Ser. 2023-3A, Cl. AR, (3 Month TSFR +1.31%)(b),(c)		5.63	7/15/2038	11,113,232	11,149,328
					28,597,313
Luxembourg — .4%
Becton Dickinson Euro Finance Sarl, Gtd. Notes	EUR	1.34	8/13/2041	6,079,000	4,865,592
P3 Group Sarl, Sr. Unscd. Notes	EUR	4.00	4/19/2032	8,369,000	10,004,865
					14,870,457
Malaysia — .3%
Malaysia, Bonds, Ser. 318	MYR	4.64	11/7/2033	41,200,000	10,573,984
Mexico — .3%
Mexican Bonos, Bonds, Ser. M	MXN	7.50	5/26/2033	190,500,000	9,831,613
Netherlands — 1.9%
ABN AMRO Bank NV, Sr. Notes(b)		5.52	12/3/2035	11,200,000	11,640,310
DSV Finance BV, Gtd. Notes	EUR	3.38	11/6/2034	3,040,000	3,538,542
Enel Finance International NV, Gtd. Notes	EUR	3.88	1/23/2035	2,885,000	3,456,561
ING Groep NV, Sr. Unscd. Notes	EUR	4.75	5/23/2034	5,500,000	7,009,970
JT International Financial Services BV, Gtd. Notes	EUR	4.13	6/17/2035	14,533,000	17,348,433
Netherlands, Bonds(b)	EUR	2.50	7/15/2034	13,300,000	15,285,157
Sartorius Finance BV, Gtd. Notes	EUR	4.88	9/14/2035	4,000,000	5,026,594
Stellantis NV, Sr. Unscd. Notes	EUR	4.00	3/19/2034	3,080,000	3,454,015
					66,759,582
New Zealand — .1%
New Zealand, Unscd. Bonds, Ser. 534	NZD	4.25	5/15/2034	9,220,000	5,412,089
Norway — .1%
Telenor ASA, Sr. Unscd. Notes(d)	EUR	0.63	9/25/2031	2,058,000	2,104,568
Peru — .1%
Peru, Bonds(b)	PEN	7.60	8/12/2039	8,000,000	2,522,021
Poland — .2%
Bank Millennium SA, Sr. Notes	EUR	5.31	9/25/2029	2,080,000	2,566,372
Poland, Bonds, Ser. 1033	PLN	6.00	10/25/2033	11,625,000	3,355,422
					5,921,794

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 97.6% (continued)
Portugal — .2%
Portugal Obrigacoes do Tesouro OT, Sr. Unscd. Notes, Ser. 11Y(b)	EUR	2.88	10/20/2034	5,250,000	6,088,731
Romania — .3%
Romania, Sr. Unscd. Notes(b)	EUR	5.25	5/30/2032	9,096,000	10,703,093
Singapore — .3%
Pfizer Investment Enterprises Pte Ltd., Gtd. Notes		5.11	5/19/2043	2,940,000	2,850,814
Pfizer Investment Enterprises Pte Ltd., Gtd. Notes(d)		5.30	5/19/2053	3,740,000	3,616,852
Singapore, Bonds	SGD	3.38	9/1/2033	5,615,000	4,840,408
					11,308,074
South Korea — 1.1%
Korea, Bonds, Ser. 2812	KRW	2.38	12/10/2028	11,350,200,000	8,029,477
Korea, Bonds, Ser. 3212	KRW	4.25	12/10/2032	26,127,800,000	20,236,456
Korea, Bonds, Ser. 5209	KRW	3.13	9/10/2052	8,610,000,000	6,393,531
Korea, Bonds, Ser. 5303	KRW	3.25	3/10/2053	7,778,000,000	5,909,981
					40,569,445
Spain — 1.9%
Banco Santander SA, Sr. Notes	EUR	4.88	10/18/2031	1,200,000	1,533,273
Cellnex Finance Co. SA, Gtd. Notes	EUR	2.00	2/15/2033	1,600,000	1,692,785
Cellnex Finance Co. SA, Gtd. Notes(d)	EUR	2.00	9/15/2032	8,300,000	8,857,116
Spain, Sr. Unscd. Bonds(b)	EUR	0.70	4/30/2032	27,750,000	28,502,458
Spain, Sr. Unscd. Bonds(b)	EUR	3.25	4/30/2034	16,975,000	20,164,707
Spain, Sr. Unscd. Notes(b)	EUR	3.45	10/31/2034	6,250,000	7,514,648
					68,264,987
Supranational — 1.4%
European Union, Sr. Unscd. Bonds, Ser. UFA	EUR	3.00	3/4/2053	8,406,311	8,297,530
European Union, Sr. Unscd. Notes, Ser. SURE	EUR	0.20	6/4/2036	14,551,000	12,554,467
European Union, Sr. Unscd. Notes, Ser. UFA	EUR	3.13	12/4/2030	8,900,000	10,726,159
European Union, Sr. Unscd. Notes, Ser. UFA	EUR	3.38	10/5/2054	6,666,674	6,992,458
European Union, Sr. Unscd. Notes, Ser. UFA	EUR	3.75	10/12/2045	8,748,870	10,166,994
					48,737,608
Sweden — .2%
Sweden, Bonds, Ser. 1066	SEK	2.25	5/11/2035	48,000,000	4,945,039
Telia Co. AB, Sr. Unscd. Notes	EUR	3.63	2/22/2032	2,510,000	3,040,612
					7,985,651
Switzerland — .5%
Swiss Confederation, Bonds	CHF	0.50	6/27/2032	14,445,000	18,669,480
United Kingdom — 5.8%
Gemgarto PLC, Ser. 2021-1A, Cl. A, (3 Month SONIO +0.89%)(b),(c)	GBP	4.87	12/16/2067	337,047	454,447
Motability Operations Group PLC, Gtd. Notes	EUR	3.88	1/24/2034	2,920,000	3,471,387
National Grid PLC, Sr. Unscd. Notes	EUR	0.75	9/1/2033	3,180,000	3,027,221
National Grid PLC, Sr. Unscd. Notes(d)	EUR	3.25	3/30/2034	2,965,000	3,379,067
Northumbrian Water Finance PLC, Gtd. Notes	GBP	6.38	10/28/2034	8,640,000	11,988,690
Severn Trent Utilities Finance PLC, Gtd. Notes	GBP	5.25	4/4/2036	1,657,000	2,149,297
United Kingdom Gilt, Bonds	GBP	1.50	7/31/2053	113,800,000	66,261,093
United Kingdom Gilt, Bonds	GBP	3.25	1/31/2033	21,500,000	26,749,265
United Kingdom Gilt, Bonds	GBP	4.13	7/22/2029	11,600,000	15,627,955
United Kingdom Gilt, Bonds	GBP	4.25	7/31/2034	15,710,000	20,543,360
United Kingdom Gilt, Bonds	GBP	4.38	7/31/2054	27,525,000	30,981,014
United Kingdom Gilt, Bonds	GBP	4.50	6/7/2028	13,250,000	18,051,370

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 97.6% (continued)
United Kingdom — 5.8% (continued)
United Utilities Water Finance PLC, Gtd. Notes	EUR	3.75	5/23/2034	330,000	388,780
Yorkshire Water Finance PLC, Sr. Scd. Bonds	GBP	6.60	4/17/2031	2,200,000	3,096,339
					206,169,285
United States — 56.3%
A&D Mortgage Trust, Ser. 2023-NQM2, Cl. A1(b)		6.13	5/25/2068	2,659,196	2,671,240
Alexandria Real Estate Equities, Inc., Gtd. Notes		5.25	5/15/2036	3,102,000	3,121,496
Aligned Data Centers Issuer LLC, Ser. 2023-1A, Cl. A2(b)		6.00	8/17/2048	3,914,000	3,955,650
Alphabet, Inc., Sr. Unscd. Notes	EUR	3.88	5/6/2045	6,787,000	7,871,706
Alphabet, Inc., Sr. Unscd. Notes	EUR	4.00	5/6/2054	4,327,000	4,963,722
AT&T, Inc., Sr. Unscd. Notes	EUR	3.60	6/1/2033	1,976,000	2,343,353
AutoNation Finance Trust, Ser. 2025-1A, Cl. A3(b)		4.62	11/13/2029	2,656,000	2,682,983
Avis Budget Rental Car Funding AESOP LLC, Ser. 2023-4A, Cl. A(b)		5.49	6/20/2029	3,643,000	3,752,424
Avis Budget Rental Car Funding AESOP LLC, Ser. 2023-8A, Cl. A(b)		6.02	2/20/2030	2,831,000	2,976,528
Avis Budget Rental Car Funding AESOP LLC, Ser. 2025-2A, Cl. A(b)		5.12	8/20/2031	3,804,000	3,917,448
Avis Budget Rental Car Funding AESOP LLC, Ser. 2025-3A, Cl. A(b)		4.17	2/20/2030	2,055,000	2,051,059
Bank of America Corp., Sr. Unscd. Notes	EUR	1.10	5/24/2032	1,223,000	1,281,836
Bank of America Corp., Sr. Unscd. Notes(d)	EUR	3.49	3/10/2034	2,312,000	2,722,632
Carrier Global Corp., Sr. Unscd. Notes		5.90	3/15/2034	4,583,000	4,920,440
Carvana Auto Receivables Trust, Ser. 2021-N2, Cl. C		1.07	3/10/2028	515,682	502,852
Citigroup, Inc., Sr. Unscd. Notes		3.06	1/25/2033	7,750,000	7,058,230
Citigroup, Inc., Sr. Unscd. Notes		3.79	3/17/2033	1,830,000	1,739,140
Citigroup, Inc., Sr. Unscd. Notes		5.33	3/27/2036	3,060,000	3,129,096
Citigroup, Inc., Sr. Unscd. Notes		5.45	6/11/2035	670,000	695,015
COLT Mortgage Loan Trust, Ser. 2023-2, Cl. A1(b)		6.60	7/25/2068	1,884,962	1,901,293
COLT Mortgage Loan Trust, Ser. 2023-4, Cl. A1(b)		7.16	10/25/2068	4,614,380	4,695,413
Columbia Pipelines Operating Co. LLC, Sr. Unscd. Notes(b)		6.04	11/15/2033	1,721,000	1,837,010
Constellation Energy Generation LLC, Sr. Unscd. Notes		5.75	3/15/2054	1,300,000	1,318,612
CyrusOne Data Centers Issuer I LLC, Ser. 2023-1A, Cl. B(b)		5.45	4/20/2048	1,133,887	1,114,592
CyrusOne Data Centers Issuer I LLC, Ser. 2023-2A, Cl. A2(b)		5.56	11/20/2048	5,979,000	6,047,764
DataBank Issuer II LLC, Ser. 2025-1A, Cl. A2(b)		5.18	9/27/2055	11,011,000	11,076,813
Diamondback Energy, Inc., Gtd. Notes		5.90	4/18/2064	2,690,000	2,591,952
Domino’s Pizza Master Issuer LLC, Ser. 2021-1A, Cl. A2I(b)		2.66	4/25/2051	5,470,312	5,179,929
Duke Energy Carolinas LLC, First Mortgage Bonds		4.85	1/15/2034	15,715,000	15,923,944
Energy Transfer LP, Sr. Unscd. Notes(d)		6.05	9/1/2054	3,470,000	3,409,419
ENT Auto Receivables Trust, Ser. 2023-1A, Cl. A3(b)		6.24	1/16/2029	1,738,501	1,752,389
Exelon Corp., Sr. Unscd. Notes		5.60	3/15/2053	4,480,000	4,384,291
FMC Corp., Sr. Unscd. Notes(d)		5.65	5/18/2033	3,490,000	3,491,279
Ford Motor Credit Co. LLC, Sr. Unscd. Notes		7.12	11/7/2033	840,000	898,272
Ford Motor Credit Co. LLC, Sr. Unscd. Notes(d)		7.20	6/10/2030	1,600,000	1,711,243
General Mills, Inc., Sr. Unscd. Bonds	EUR	3.60	4/17/2032	5,720,000	6,785,722
General Motors Financial Co., Inc., Sr. Unscd. Notes(d)	EUR	4.00	7/10/2030	1,962,000	2,372,553
General Motors Financial Co., Inc., Sr. Unscd. Notes		5.45	9/6/2034	3,000,000	3,019,687
General Motors Financial Co., Inc., Sr. Unscd. Notes(d)		5.63	4/4/2032	1,497,000	1,545,855
General Motors Financial Co., Inc., Sr. Unscd. Notes		6.10	1/7/2034	2,860,000	3,007,789
JPMorgan Chase & Co., Sr. Unscd. Notes		5.77	4/22/2035	5,460,000	5,819,555
Kraft Heinz Foods Co., Gtd. Notes(d)		5.40	3/15/2035	552,000	564,329
Morgan Stanley, Sr. Unscd. Notes		5.47	1/18/2035	3,963,000	4,129,014
Mosaic Solar Loan Trust, Ser. 2023-2A, Cl. A(b)		5.36	9/22/2053	1,959,785	1,879,617
New Residential Mortgage Loan Trust, Ser. 2022-NQM1, Cl. A1(b)		2.28	4/25/2061	4,355,510	3,897,791
OBX Trust, Ser. 2025-NQM18, Cl. A1(b)		5.06	9/25/2065	6,074,575	6,082,408

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 97.6% (continued)
United States — 56.3% (continued)
Oracle Corp., Sr. Unscd. Notes		5.95	9/26/2055	5,983,000	5,968,739
Oracle Corp., Sr. Unscd. Notes		6.10	9/26/2065	8,546,000	8,536,617
PenFed Auto Receivables Owner Trust, Ser. 2025-A, Cl. A3(b)		4.03	7/15/2030	1,513,000	1,512,122
PepsiCo, Inc., Sr. Unscd. Notes	EUR	1.13	3/18/2031	3,495,000	3,749,634
Rentokil Terminix Funding LLC, Gtd. Notes(b)		5.00	4/28/2030	3,650,000	3,720,675
Retained Vantage Data Centers Issuer LLC, Ser. 2023-1A, Cl. A2A(b)		5.00	9/15/2048	5,630,000	5,640,782
SBA Tower Trust, Asset Backed Notes(b)		1.88	1/15/2026	6,860,000	6,808,295
SBA Tower Trust, Asset Backed Notes(b)		2.59	10/15/2031	6,340,000	5,612,472
Southwestern Public Service Co., First Mortgage Bonds		5.30	5/15/2035	4,990,000	5,097,515
SpringCastle America Funding LLC, Ser. 2020-AA, Cl. A(b)		1.97	9/25/2037	1,474,367	1,397,590
Stack Infrastructure Issuer LLC, Ser. 2023-1A, Cl. A2(b)		5.90	3/25/2048	1,430,000	1,436,065
Store Capital LLC, Sr. Unscd. Notes(b),(d)		5.40	4/30/2030	1,740,000	1,772,788
Sunnova Hestia I Issuer LLC, Ser. 2023-GRID1, Cl. 1A(b)		5.75	12/20/2050	741,675	749,456
Take-Two Interactive Software, Inc., Sr. Unscd. Notes(d)		5.60	6/12/2034	1,590,000	1,661,247
The AES Corp., Sr. Unscd. Notes		5.80	3/15/2032	1,288,000	1,334,159
The Dow Chemical Company, Sr. Unscd. Notes(d)		5.95	3/15/2055	3,842,000	3,653,366
The Dow Chemical Company, Sr. Unscd. Notes(d)		6.90	5/15/2053	3,558,000	3,804,361
The Williams Companies, Inc., Sr. Unscd. Notes		5.60	3/15/2035	7,866,000	8,167,758
TIF Funding III LLC, Ser. 2024-1A, Cl. A(b)		5.48	4/20/2049	7,005,925	7,044,783
Tricon American Homes Trust, Ser. 2019-SFR1, Cl. A(b)		2.75	3/17/2038	7,387,015	7,328,494
Triumph Rail Holdings LLC, Ser. 2021-2, Cl. A(b)		2.15	6/19/2051	5,876,629	5,622,927
TRP LLC, Ser. 2021-1, Cl. A(b)		2.07	6/19/2051	5,989,503	5,739,357
U.S. Treasury Bonds(d)		4.63	2/15/2055	14,275,000	14,036,340
U.S. Treasury Bonds(d)		4.75	2/15/2045	38,400,000	38,649,000
U.S. Treasury Bonds(d)		4.75	5/15/2055	18,000,000	18,061,875
U.S. Treasury Bonds		5.00	5/15/2045	25,600,000	26,590,000
U.S. Treasury Notes		2.25	8/15/2027	15,700,000	15,313,019
U.S. Treasury Notes		3.75	8/31/2031	60,000,000	59,739,844
U.S. Treasury Notes		3.88	8/15/2034	1,000,000	984,883
U.S. Treasury Notes		3.88	5/31/2027	85,000,000	85,302,149
U.S. Treasury Notes		3.88	6/30/2030	13,500,000	13,583,848
U.S. Treasury Notes(d)		3.88	7/31/2027	176,000,000	176,739,063
U.S. Treasury Notes		3.88	8/31/2032	41,300,000	41,183,844
U.S. Treasury Notes(d)		4.00	2/28/2030	167,625,000	169,595,903
U.S. Treasury Notes		4.00	2/15/2034	37,170,000	37,080,705
U.S. Treasury Notes		4.00	3/31/2030	61,175,000	61,884,725
U.S. Treasury Notes(d)		4.13	2/28/2027	19,075,000	19,191,611
U.S. Treasury Notes		4.25	2/28/2031	19,300,000	19,738,019
U.S. Treasury Notes		4.25	11/15/2034	44,825,000	45,339,787
U.S. Treasury Notes(e)		4.25	5/15/2035	114,000,000	115,068,750
U.S. Treasury Notes		4.25	8/15/2035	54,500,000	54,947,070
U.S. Treasury Notes		4.38	12/31/2029	151,275,000	155,219,378
U.S. Treasury Notes		4.63	9/30/2030	54,250,000	56,398,809
U.S. Treasury Notes(d)		4.63	2/15/2035	62,875,000	65,355,615
Vantage Data Centers Issuer LLC, Ser. 2023-1A, Cl. A2(b)		6.32	3/16/2048	5,716,000	5,743,140
Verus Securitization Trust, Ser. 2023-4, Cl. A1(b)		5.81	5/25/2068	1,582,495	1,588,285
Verus Securitization Trust, Ser. 2023-5, Cl. A1(b)		6.48	6/25/2068	1,744,959	1,757,893
WEA Finance LLC, Gtd. Notes(b)		2.88	1/15/2027	5,510,000	5,400,375
WEA Finance LLC, Gtd. Notes		2.88	1/15/2027	2,764,000	2,709,008
WEA Finance LLC, Gtd. Notes(b),(d)		4.13	9/20/2028	2,326,000	2,298,493

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 97.6% (continued)
United States — 56.3% (continued)
WEA Finance LLC, Gtd. Notes(b)	4.63	9/20/2048	379,000	312,235
WEA Finance LLC/Westfield UK & Europe Finance PLC, Gtd. Notes(b)	4.75	9/17/2044	1,662,000	1,446,717
Federal Home Loan Mortgage Corp.:
2.50, 10/1/2050-4/1/2052(f)			51,173,784	43,912,693
3.00, 7/1/2052(f)			2,740,017	2,435,948
5.00, 4/1/2053-2/1/2055(f)			47,952,402	47,831,899
5.50, 9/1/2053-12/1/2054(f)			39,475,329	40,270,406
6.00, 11/1/2054(f)			15,449,482	15,883,169
Federal National Mortgage Association:
2.00, 7/1/2051(f)			17,441,413	14,162,344
2.50, 9/1/2050-4/1/2052(f)			57,442,832	49,416,453
3.00, 5/1/2050-11/1/2050(f)			37,819,561	33,967,809
5.00, 9/1/2054-10/1/2054(f)			38,669,272	38,550,126
5.50, 10/1/2052-12/1/2054(f)			71,714,530	72,888,982
6.00, 1/1/2055-7/1/2055(f)			28,951,457	30,010,973
6.50, 10/1/2054(f)			10,472,152	10,967,282
Government National Mortgage Association II:
4.00, 5/20/2050			5,011,924	4,756,069
4.50, 1/20/2050-10/20/2052			31,345,735	30,640,009
				2,012,109,132
Total Bonds and Notes (cost $3,454,993,337)				3,485,392,604

Description/Number of Contracts /Counterparty	Exercise Price	Expiration Date	Notional Amount ($)(g)
Options Purchased — .0%
Put Options — .0%
Swaption Payer Markit CDX North America Investment Grade Index Series 44, Receiver 3 Month Fixed Rate of 1.00% terminating on 6/20/2030, Contracts N/A, Morgan Stanley & Co. LLC	0.50	11/19/2025	357,700,000	378,013
Swaption Payer Markit CDX North America Investment Grade Index Series 44, Receiver 3 Month Fixed Rate of 1.00% terminating on 6/20/2030, Contracts N/A, Citigroup Global Markets, Inc.	0.53	10/15/2025	325,700,000	60,024
Total Options Purchased (cost $1,031,671)				438,037

Description	1-Day Yield (%)	Shares
Investment Companies — 2.1%
Registered Investment Companies — 2.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(h) (cost $73,635,598)	4.28	73,635,598	73,635,598

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned — .5%
Registered Investment Companies — .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(h) (cost $17,849,050)	4.28	17,849,050	17,849,050
Total Investments (cost $3,547,509,656)		100.2%	3,577,315,289
Liabilities, Less Cash and Receivables		(.2%)	(6,460,309)
Net Assets		100.0%	3,570,854,980

AUD—Australian Dollar
BRL—Brazilian Real
CAD—Canadian Dollar
CHF—Swiss Franc
CNY—Chinese Yuan Renminbi
COP—Colombian Peso
CZK—Czech Koruna
DKK—Danish Krone
EUR—Euro
EURIBOR—Euro Interbank Offered Rate
GBP—British Pound
HUF—Hungarian Forint
IDR—Indonesian Rupiah
JPY—Japanese Yen
KRW—South Korean Won
MXN—Mexican Peso
MYR—Malaysian Ringgit
NZD—New Zealand Dollar
PEN—Peruvian Sol
PLN—Polish Zloty
SEK—Swedish Krona
SGD—Singapore Dollar
SONIO—Sterling Overnight Index Average
TSFR—Term Secured Overnight Financing Rate Reference Rates

(a)	Amount stated in U.S. Dollars unless otherwise noted above.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2025, these securities amounted to $448,562,051 or 12.6% of net assets.

(c)
Variable rate security—Interest rate resets periodically and the rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

(d)
Security, or portion thereof, on loan. At September 30, 2025, the value of the fund’s securities on loan was $360,859,704 and the value of the collateral was
$370,889,041, consisting of cash collateral of $17,849,050 and U.S. Government & Agency securities valued at $353,039,991.  In addition, the value of collateral may include pending sales that are also on loan.

(e)	Held or partially held by a broker as collateral for open over-the-counter derivative contracts.
(f)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(g)	Notional amount stated in U.S. Dollars unless otherwise indicated.
(h)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
5 Year U.S. Treasury Note	2,934	12/31/2025	319,755,759	320,379,040	623,281
10 Year U.S. Treasury Note	735	12/19/2025	83,152,991	82,687,500	(465,491)
Australian 3-Year Treasury Bond	592	12/15/2025	42,003,306(a)	41,852,327	(150,979)
Canadian 10 Year Bond	1,557	12/18/2025	134,059,748(a)	137,005,260	2,945,512
Euro-Bobl	937	12/8/2025	129,638,592(a)	129,600,996	(37,596)
Euro-BTP	170	12/8/2025	23,770,249(a)	23,918,686	148,437
Euro-Bund	1,353	12/8/2025	203,304,519(a)	204,232,114	927,595
Euro-Schatz	1,976	12/8/2025	248,442,783(a)	248,185,341	(257,442)
U.S. Treasury Long-Term Bond	395	12/19/2025	45,444,378	46,054,531	610,153
Ultra 10 Year U.S. Treasury Note	2,000	12/19/2025	229,989,636	230,156,260	166,624
Futures Short
2 Year U.S. Treasury Note	679	12/31/2025	141,534,693	141,502,539	32,154
Australian 10-Year Treasury Bond	923	12/15/2025	69,366,084(a)	69,229,418	136,666
Euro-Buxl 30 Year Bond	170	12/8/2025	22,510,853(a)	22,848,891	(338,038)
Euro-OAT	2,063	12/8/2025	291,650,085(a)	293,917,606	(2,267,521)
Japanese 10 Year Bond	70	12/15/2025	64,806,299(a)	64,274,943	531,356
Long Gilt	1,053	12/29/2025	128,494,465	128,645,764	(151,299)
Ultra U.S. Treasury Bond	1,789	12/19/2025	210,081,214	214,791,813	(4,710,599)
Gross Unrealized Appreciation					6,121,778
Gross Unrealized Depreciation					(8,378,965)

(a)	Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

Options Written
Description/Contracts /Counterparty	Exercise Price(a)	Expiration Date	Notional Amount ($)	Value ($)
Call Options:
Swaption Payer Markit CDX North America Investment Grade Index Series 44, Receiver 3 Month Fixed Rate of 1.00% terminating on 6/20/2030, Contracts N/A, Citigroup Global Markets, Inc.	0.48	10/15/2025	325,700,000	(167,998)
Swaption Payer Markit CDX North America Investment Grade Index Series 44, Receiver 3 Month Fixed Rate of 1.00% terminating on 6/20/2030, Contracts N/A, Morgan Stanley & Co. LLC	0.45	11/19/2025	357,700,000	(146,623)
Put Options:
Swaption Payer Markit CDX North America Investment Grade Index Series 44, Receiver 3 Month Fixed Rate of 1.00% terminating on 6/20/2030, Contracts N/A, Citigroup Global Markets, Inc.	0.60	10/15/2025	325,700,000	(17,634)
Swaption Payer Markit CDX North America Investment Grade Index Series 44, Receiver 3 Month Fixed Rate of 1.00% terminating on 6/20/2030, Contracts N/A, Morgan Stanley & Co. LLC	0.58	11/19/2025	357,700,000	(171,960)
Total Options Written (premiums received $770,482)				(504,215)

(a)	Notional amount stated in U.S. Dollars unless otherwise indicated.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Bank of America Corp.
British Pound	453,000	United States Dollar	616,686	10/10/2025	(7,410)
United States Dollar	3,191,811	Brazilian Real	17,187,000	11/7/2025	(7,406)
United States Dollar	5,167,604	Canadian Dollar	7,121,000	11/7/2025	41,219
United States Dollar	26,592,169	Colombian Peso	104,789,101,000	11/7/2025	(2,674)
United States Dollar	9,595,169	Australian Dollar	14,397,000	11/7/2025	63,577
Barclays Capital, Inc.
United States Dollar	2,641,859	Danish Krone	16,792,000	10/10/2025	(1,100)
Euro	2,134,000	United States Dollar	2,511,071	10/10/2025	(4,097)
New Zealand Dollar	62,496,000	United States Dollar	36,925,537	10/10/2025	(680,220)
Australian Dollar	982,000	United States Dollar	654,710	10/10/2025	(4,822)
Australian Dollar	196,000	United States Dollar	129,466	10/10/2025	247
United States Dollar	28,098,352	South Korean Won	39,075,254,000	10/10/2025	234,625
United States Dollar	15,032,602	British Pound	11,102,712	11/7/2025	97,991
United States Dollar	7,765,002	Swiss Franc	6,090,000	11/7/2025	79,210
Euro	57,369,188	United States Dollar	67,380,002	11/7/2025	130,450
New Zealand Dollar	9,204,000	United States Dollar	5,511,548	11/7/2025	(167,554)
United States Dollar	3,094,426	Canadian Dollar	4,305,000	11/7/2025	(4,730)
BNP Paribas Corp.
New Zealand Dollar	105,546,000	United States Dollar	61,782,925	10/10/2025	(570,235)
United States Dollar	3,667,482	Chinese Yuan Renminbi	26,067,000	10/10/2025	7,812
New Zealand Dollar	29,448,000	United States Dollar	16,964,701	10/10/2025	114,025
United States Dollar	16,776,057	Swiss Franc	13,374,000	10/10/2025	(45,040)
Canadian Dollar	1,737,000	United States Dollar	1,264,298	10/10/2025	(15,569)
United States Dollar	4,382,079	Singapore Dollar	5,609,000	10/10/2025	30,226
Euro	5,988,000	United States Dollar	7,087,759	11/7/2025	(41,248)
United States Dollar	9,734,484	Canadian Dollar	13,524,000	11/7/2025	(1,400)
United States Dollar	15,674,516	Canadian Dollar	21,603,000	11/7/2025	122,587
Canadian Dollar	5,404,000	United States Dollar	3,908,463	11/7/2025	(18,140)
United States Dollar	2,961,258	Swiss Franc	2,343,658	11/7/2025	3,480
United States Dollar	3,183,143	British Pound	2,334,000	11/7/2025	43,605
Euro	4,380,000	United States Dollar	5,141,807	11/7/2025	12,454
Australian Dollar	53,061,580	United States Dollar	35,079,695	11/7/2025	49,936
Japanese Yen	92,717	United States Dollar	636	11/7/2025	(6)
Swiss Franc	12,180,000	United States Dollar	15,331,698	11/7/2025	39,885
British Pound	3,907,000	United States Dollar	5,276,981	11/7/2025	(21,551)
Euro	3,787,448	New Zealand Dollar	7,656,000	11/7/2025	11,763
Citigroup Global Markets, Inc.
Euro	5,402,000	United States Dollar	6,382,414	10/10/2025	(36,268)
United States Dollar	2,783,161	Peruvian Sol	9,824,000	10/10/2025	(45,508)
Hungarian Forint	540,256,000	United States Dollar	1,598,121	10/10/2025	27,252
Canadian Dollar	2,656,000	United States Dollar	1,935,345	11/7/2025	(23,299)
Swiss Franc	5,556,000	United States Dollar	7,041,879	11/7/2025	(30,014)
Brazilian Real	7,514,000	United States Dollar	1,364,743	11/7/2025	33,926
United States Dollar	5,181,101	Euro	4,400,000	11/7/2025	3,305

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Deutsche Bank AG
United States Dollar	2,865,081	New Zealand Dollar	4,883,000	11/7/2025	29,931
Japanese Yen	1,011,548,000	United States Dollar	6,832,430	11/7/2025	35,731
United States Dollar	7,043,262	Swiss Franc	5,556,000	11/7/2025	31,397
British Pound	5,080,000	United States Dollar	6,931,462	11/7/2025	(98,192)
Goldman Sachs & Co. LLC
United States Dollar	92,711,423	Brazilian Real	505,713,000	10/2/2025	(2,260,575)
United States Dollar	124,926,729	Chinese Yuan Renminbi	888,733,625	10/10/2025	153,175
United States Dollar	9,285,020	Mexican Peso	173,446,000	10/10/2025	(175,804)
United States Dollar	10,568,835	Malaysian Ringgit	44,480,000	10/10/2025	(4,601)
Euro	247,000	United States Dollar	289,837	10/10/2025	333
Chinese Yuan Renminbi	914,800,625	United States Dollar	128,370,963	10/10/2025	62,261
Euro	1,629,000	United States Dollar	1,923,486	10/10/2025	(9,774)
United States Dollar	125,833,539	New Zealand Dollar	212,930,000	10/10/2025	2,342,190
Norwegian Krone	172,108,852	United States Dollar	17,347,009	11/7/2025	(97,161)
Australian Dollar	6,836,000	United States Dollar	4,494,431	11/7/2025	31,370
United States Dollar	2,835,816	Canadian Dollar	3,919,571	11/7/2025	14,129
United States Dollar	128,704,834	Chinese Yuan Renminbi	914,800,625	11/14/2025	(43,900)
HSBC Securities (USA), Inc.
Brazilian Real	505,713,000	United States Dollar	95,256,510	10/2/2025	(284,512)
New Zealand Dollar	24,320,000	United States Dollar	14,284,700	10/10/2025	(180,019)
Euro	10,424,000	United States Dollar	12,167,107	10/10/2025	78,771
United States Dollar	7,556,290	Indonesian Rupiah	124,302,636,000	10/10/2025	97,932
United States Dollar	49,115,861	Canadian Dollar	67,394,000	10/10/2025	666,326
United States Dollar	3,924,427	Swedish Krona	36,765,000	10/10/2025	16,606
United States Dollar	89,587,166	Australian Dollar	136,518,000	10/10/2025	(760,479)
South Korean Won	39,075,254,000	United States Dollar	27,671,733	10/10/2025	191,994
Euro	3,134,000	United States Dollar	3,682,220	10/10/2025	(469)
United States Dollar	1,424,845	Euro	1,210,000	10/10/2025	3,364
United States Dollar	94,522,084	Brazilian Real	505,713,000	11/4/2025	326,181
United States Dollar	8,921,221	Swiss Franc	6,986,342	11/7/2025	104,215
United States Dollar	9,503,178	Chinese Yuan Renminbi	67,402,000	11/7/2025	21,601
Australian Dollar	9,323,000	United States Dollar	6,153,914	11/7/2025	18,415
Canadian Dollar	10,218,000	United States Dollar	7,400,666	11/7/2025	(44,760)
United States Dollar	12,901,755	Canadian Dollar	17,959,000	11/7/2025	(26,872)
United States Dollar	5,018,889	Australian Dollar	7,610,000	11/7/2025	(19,342)
New Zealand Dollar	16,562,000	United States Dollar	9,745,501	11/7/2025	(129,331)
Japanese Yen	1,912,159,806	United States Dollar	13,038,016	11/7/2025	(54,923)
Japanese Yen	1,359,261,283	United States Dollar	9,318,561	11/7/2025	(89,513)
United States Dollar	27,718,450	South Korean Won	39,075,254,000	11/14/2025	(192,645)
J.P. Morgan Securities LLC
Euro	2,036,000	United States Dollar	2,391,180	10/10/2025	667
Canadian Dollar	337,000	United States Dollar	243,674	10/10/2025	(1,404)
United States Dollar	14,801,891	South Korean Won	20,497,452,000	11/7/2025	165,507
United States Dollar	7,707,156	Swiss Franc	6,090,000	11/7/2025	21,365

SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Morgan Stanley & Co. LLC
Australian Dollar	915,000	United States Dollar	595,649	10/10/2025	9,899
Euro	771,000	United States Dollar	906,047	10/10/2025	(294)
United States Dollar	5,408,570	Canadian Dollar	7,530,000	10/10/2025	(4,746)
United States Dollar	568,629,111	Euro	485,762,000	10/10/2025	(2,033,014)
United States Dollar	3,101,903	Polish Zloty	11,291,000	10/10/2025	(4,152)
United States Dollar	4,350,026	Czech Koruna	90,694,000	10/10/2025	(25,029)
United States Dollar	7,075,934	Euro	6,008,000	10/10/2025	17,873
United States Dollar	36,725,833	New Zealand Dollar	61,682,000	11/7/2025	912,245
Chinese Yuan Renminbi	25,504,000	United States Dollar	3,585,681	11/7/2025	2,019
Australian Dollar	9,504,000	United States Dollar	6,294,550	11/7/2025	(2,388)
RBC Capital Markets, LLC
United States Dollar	171,168,855	Japanese Yen	25,104,908,000	10/10/2025	1,225,260
United States Dollar	201,527,362	British Pound	148,703,000	10/10/2025	1,524,875
United States Dollar	38,729,739	Swedish Krona	360,775,343	11/7/2025	312,604
UBS Securities LLC
United States Dollar	35,583,498	Swiss Franc	28,188,963	11/7/2025	8,049
Gross Unrealized Appreciation					9,573,860
Gross Unrealized Depreciation					(8,272,190)

Centrally Cleared Credit Default Swaps
Reference Obligations	Maturity Date	Notional Amount ($)(a)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
Purchased Contracts:(b)
Markit CDX North America Investment Grade Index Series 45, Paid 3 Month Fixed Rate of 1.00%	12/20/2030	317,045,000	(7,286,649)	(7,153,579)	(133,070)
Markit iTraxx Europe Crossover Index Series 44, Paid 3 Month Fixed Rate of 5.00%	12/20/2030	9,844,409	(1,059,698)	(1,041,610)	(18,088)
Markit iTraxx Europe Index Series 44, Paid 3 Month Fixed Rate of 1.00%	12/20/2030	129,908,633	(2,825,113)	(2,800,347)	(24,766)
Sold Contracts:(c)
Markit CDX North America Investment Grade Index Series 45, Received 3 Month Fixed Rate of 1.00%	12/20/2030	157,800,000	3,626,719	3,560,030	66,689
Markit CDX North America Investment Grade Index Series 45, Received 3 Month Fixed Rate of 1.00%	12/20/2030	2,960,000	68,030	66,935	1,096

Centrally Cleared Credit Default Swaps (continued)
Reference Obligations	Maturity Date	Notional Amount ($)(a)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
Sold Contracts: (continued)(c)
Markit iTraxx Europe Index Series 44, Received 3 Month Fixed Rate of 1.00%	12/20/2030	525,035,160	11,417,900	11,440,931	(23,031)
Gross Unrealized Appreciation					67,785
Gross Unrealized Depreciation					(198,955)

(a)
The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

(b)
If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

(c)
If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

OTC Credit Default Swaps
Reference Obligations/ Counterparty	Maturity Date	Notional Amount ($)(a)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
Purchased Contracts:(b)
Bank of America Corp.
YUM! Brands, 3.63%, 3/15/2031, Paid 3 Month Fixed Rate of 1.00%	12/20/2029	7,930,000	(116,565)	(23,873)	(92,692)
YUM! Brands, 3.63%, 3/15/2031, Paid 3 Month Fixed Rate of 1.00%	12/20/2029	5,280,000	(77,612)	(19,688)	(57,924)
BNP Paribas Corp.
Intesa Sanpaolo SpA, 4.20%, 6/1/2032, Paid 3 Month Fixed Rate of 1.00%	12/20/2029	14,299,929	(153,113)	252,877	(405,990)
UniCredit SpA, 2.73%, 1/15/2032, Paid 3 Month Fixed Rate of 1.00%	12/20/2029	13,877,271	(102,665)	273,938	(376,603)
Citigroup Global Markets, Inc.
Mediobanca Banca di Credito Finanziario SpA, 2.30%, 11/23/2030, Paid 3 Month Fixed Rate of 1.00%	12/20/2029	7,161,705	(32,568)	120,186	(152,754)
Goldman Sachs & Co. LLC
TransDigm Inc., 5.50%, 11/15/2027, Received 3 Month Fixed Rate of 5.00%	12/20/2029	5,560,000	(877,076)	(748,255)	(128,821)
Morgan Stanley & Co. LLC
Teva Pharmaceuticals Ltd., 3.15%, 12/20/2030, Paid 3 Month Fixed Rate of 1.00%	12/20/2030	1,750,000	(1,894)	804	(2,698)
Sold Contracts:(c)
BNP Paribas Corp.
Electrolux AB, 2.50%, 5/18/2030 Received 3 Month Fixed Rate of 1.00%	12/20/2029	3,651,296	(43,771)	(46,832)	3,061
Electrolux AB, 2.50%, 5/18/2030, Received 3 Month Fixed Rate of 1.00%	12/20/2029	1,385,379	(16,608)	(23,346)	6,738
Electrolux AB, 2.50%, 5/18/2030, Received 3 Month Fixed Rate of 1.00%	12/20/2029	3,569,112	(42,786)	(58,023)	15,237

SCHEDULE OF INVESTMENTS (Unaudited) (continued)
OTC Credit Default Swaps (continued)
Reference Obligations/ Counterparty	Maturity Date	Notional Amount ($)(a)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
Sold Contracts: (continued)(c)
Goldman Sachs & Co. LLC
Electrolux AB, 2.50%, 5/18/2030, Received 3 Month Fixed Rate of 1.00%	12/20/2029	1,819,778	(21,815)	(22,147)	332
Electrolux AB, 2.50%, 5/18/2030, Received 3 Month Fixed Rate of 1.00%	6/20/2029	4,696,200	(25,076)	(97,625)	72,549
Virgin Media Finance PLC, 3.75%, 7/15/2030, Received 3 Month Fixed Rate of 5.00%	12/20/2029	6,222,465	587,920	183,862	404,058
Ziggo BondCo, 5.13%, 2/28/2030 Received 3 Month Fixed Rate of 5.00%	12/20/2029	3,193,416	194,669	147,164	47,505
Ziggo BondCo, 5.13%, 2/28/2030 Received 3 Month Fixed Rate of 5.00%	12/20/2029	3,451,707	210,414	158,724	51,690
Gross Unrealized Appreciation					601,170
Gross Unrealized Depreciation					(1,217,482)

(a)
The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

(b)
If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

(c)
If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

Centrally Cleared Interest Rate Swaps
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
EUR Maturity Fixed at 2.80%	EUR - CPTFEMU at Maturity	7/28/2053	12,347,484	2,092,237	1,995,211	97,026
USD - CPURNSA at Maturity	USD Maturity Fixed at 2.53%	7/28/2053	15,405,000	(160,478)	(599,117)	438,639
EUR Maturity Fixed at 2.50%	EUR - CPTFEMU at Maturity	12/7/2053	38,485,359	3,228,709	733,478	2,495,231
USD - CPURNSA at Maturity	USD Maturity Fixed at 2.45%	12/7/2053	48,869,000	46,494	49,299	(2,805)
Gross Unrealized Appreciation						3,030,896
Gross Unrealized Depreciation						(2,805)

CPTFEMU—Eurostat Eurozone HICP Ex Tobacco Unrevised NSA
CPURNSA—US CPI Urban Consumers NSA
EUR—Euro

USD—United States Dollar

OTC Total Return Swaps
Received Reference Entity	Paid Reference Entity	Counterparties	Maturity Date	Notional Amount ($)	Unrealized Appreciation (Depreciation) ($)
USD - 3 Month SOFR at 4.16%	USD - IBOXIG at Maturity	J.P. Morgan Securities LLC	3/20/2026	33,425,675	(91,046)
USD - 3 Month SOFR at 4.16%	USD - IBOXIG at Maturity	Morgan Stanley & Co. LLC	3/20/2026	82,058,525	(223,515)
USD - 3 Month SOFR at 4.16%	USD - IBOXIG at Maturity	Goldman Sachs & Co. LLC	3/20/2026	63,092,133	223,639
Gross Unrealized Appreciation					223,639
Gross Unrealized Depreciation					(314,561)

IBOXIG—Markit iBoxx $ Investment Grade Corporate Bond Index
SOFR—Secured Overnight Financing Rate
USD—United States Dollar
See notes to schedule of investments.

Schedule of Investments
BNY Mellon Global Fixed Income Fund
September 30, 2025 (Unaudited)
The following is a summary of the inputs used as of September 30, 2025 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	—	97,456,635	—	97,456,635
Collateralized Loan Obligations	—	30,333,570	—	30,333,570
Commercial Mortgage-Backed	—	32,224,153	—	32,224,153
Corporate Bonds and Notes	—	424,908,912	—	424,908,912
Foreign Governmental	—	1,174,770,935	—	1,174,770,935
U.S. Government Agencies Mortgage-Backed	—	435,694,162	—	435,694,162
U.S. Treasury Securities	—	1,290,004,237	—	1,290,004,237
Investment Companies	91,484,648	—	—	91,484,648
	91,484,648	3,485,392,604	—	3,576,877,252
Other Financial Instruments:
Options Purchased	—	438,037	—	438,037
Futures††	6,121,778	—	—	6,121,778
Forward Foreign Currency Exchange Contracts††	—	9,573,860	—	9,573,860
Swap Agreements††	—	3,923,490	—	3,923,490
	6,121,778	13,935,387	—	20,057,165
Liabilities ($)
Other Financial Instruments:
Options Written	—	(504,215)	—	(504,215)
Futures††	(8,378,965)	—	—	(8,378,965)
Forward Foreign Currency Exchange Contracts††	—	(8,272,190)	—	(8,272,190)
Swap Agreements††	—	(1,733,803)	—	(1,733,803)
	(8,378,965)	(10,510,208)	—	(18,889,173)

†	See Schedule of Investments for additional detailed categorizations, if any.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The Trust’s Board of Trustees  (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.
Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), forward foreign currency exchange contracts (“forward contracts”), futures and options, are valued each business day by one or more independent pricing services (each, a “Service”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by the Adviser based on values supplied by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Adviser. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by a Service. These securities are generally categorized within Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund  may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy. Futures and options which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by a Service. Swap agreements are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Schedule of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at September 30, 2025 is discussed below.
Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of  Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at September 30, 2025 are set forth in the fund’s Schedule of Investments.
Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of foreign currencies, credit, or as a substitute for an investment. The fund is subject to market risk , currency risk and credit risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.
As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.
As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.
As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.
Purchased and written options on swaps (“swaptions”) are used primarily to preserve a return or spread on a particular investment or portion of the fund holdings. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option. Options purchased and written open at September 30, 2025 are set forth in the Schedule of Investments.
Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at September 30, 2025 are set forth in the Schedule of Investments.
Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.
For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.
Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.
Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.
Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.
The fund enters into inflation swap agreement to gain exposure to inflation. An inflation swap is an agreement in which one party agrees to pay the cumulative percentage increase in a price index (such as the Consumer Price Index (CPI) with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the value of securities against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases. Inflation swap agreements are within Interest rate swaps open at September 30, 2025 which are set forth in the Schedule of Investments.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swaps against default. Interest rate swaps open at September 30, 2025 are set forth in the Schedule of Investments.
Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the specific reference entity, the fund either receives a payment from or makes a payment to the counterparty, respectively. Total return swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The underlying reference asset could be a security, an index, or basket of investments. Total return swaps open at September 30, 2025 are set forth in the Schedule of Investments.
Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.
The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the Statement of Investments, which summarizes open credit default swaps entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. Credit default swaps open at September 30, 2025 are set forth in the Schedule of Investments.
GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Schedule of Investments and disclosures within this Note.
At September 30, 2025, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $31,306,070, consisting of $106,278,625 gross unrealized appreciation and $74,972,555 gross unrealized depreciation.
At September 30, 2025, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Schedule of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.